EXHIBIT 99.1


News Release                                                            CONTACT:
                                                                        -------
                                                              Richard W. Edwards
                                                         Chief Financial Officer
FOR IMMEDIATE RELEASE                                     Phone:  (919) 645-6404
April 20, 2004                               Email:  redwards@capitalbank-nc.com


                 Capital Bank Corporation Reports First Quarter
                                     Results

RALEIGH, N.C. - Capital Bank Corporation (Nasdaq: CBKN), the parent company of Capital Bank, today reported net income for the first quarter 2004 of $1,380,000 or $.20 per fully diluted share compared to $1,281,000 or $.19 per fully diluted share in the comparable quarter of 2003.


The company's nonperforming loans declined during the quarter by $1.5 million from December 31, 2003 to $6.5 million as of March 31, 2004. The allowance for loan losses declined slightly from year-end levels reflecting this improvement in credit quality to $11.2 million from $11.6 million at year-end. The allowance was 173% of nonperforming loans at March 31, 2004 compared to 145% at year-end 2003.

Capital Bank Corporation also continued its recent trend of margin improvement, reporting a net interest margin of 3.19% for the first quarter of 2004 compared to 3.18% for the fourth quarter of 2003, 2.97% for the third quarter of 2003 and 3.08% for the first quarter of 2003. Net interest income increased $.3 million from the first quarter of 2003 to $6.3 million for the first quarter of 2004.

Net interest income improvement and implementation of expense efficiencies helped offset a decline in non-interest income, which went from $2.6 million in the first quarter 2003 to $1.6 in the first quarter 2004. Mortgage production, one large component of non-interest income, was impacted by industry wide higher mortgage interest rates and lower origination volumes. Non-interest expense declined by $.3 million to $5.6 million in the first quarter 2004 compared to the first quarter 2003.

Total consolidated assets on March 31, 2004 were $891.7 million, an increase of $34.0 million or 4.0% compared to December 31, 2003. The loan portfolio showed strong growth during the quarter increasing $16.5 million or 10.5% annualized. Both increases were from internal growth and reflected the improvement in the company's operations during late 2003. The company's equity, excluding comprehensive income, increased by $1.4 million and, accordingly, the company continues to be well capitalized under regulatory capital guidelines.

Commenting on the company's results, Grant Yarber, President, stated, "We are pleased to have another profitable quarter that demonstrates our continued progress in building strong sustainable earnings. We are well positioned for the future in all our markets with the right people and processes to successfully execute our priorities. We are committed to making Capital Bank the best bank in the communities we serve."

Capital Bank Corporation, headquartered in Raleigh, N.C., with more than $890 million in total assets, offers a broad range of financial services. Capital Bank operates 20 banking offices in Raleigh (4), Sanford (3), Burlington (2), Asheville (2), Cary (2), Oxford, Hickory, Siler City, Graham, Warrenton, Woodland and Seaboard and a mortgage lending office in Greensboro. The company's website is www.capitalbank-nc.com.


Information in this press release contains forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, the risks of changes in interest rates, and the effects of competition. Additional factors that could cause actual results to differ materially are discussed in Capital Bank Corporation's filings with the Securities and Exchange Commission, including without limitation its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. Capital Bank Corporation does not undertake a duty to update any forward looking statements in this press release.

                                       ###


                                                             Capital Bank Corporation
                                                               Summary of Operations
                                                       (000's omitted except per share data)

                                                          Three Months       Three Months
                                                              Ended             Ended
                                                         March 31, 2004      March 31, 2003

Interest income                                              $10,231            $10,177
Interest expense                                               3,962              4,242
                                                             -------            -------
    Net interest income                                        6,269              5,935
Provision for loan losses                                        116                600
                                                             -------            -------
    Net interest income after provision for loan losses        6,153              5,335
Non-interest income                                            1,601              2,605
Non-interest expense                                           5,637              5,948
                                                             -------            -------
    Income (loss) before taxes                                 2,117              1,992
Income tax expense (benefit)                                     737                711
                                                             -------            -------
    Net income (loss)                                        $ 1,380            $ 1,281
                                                             =======            =======

Income (loss) per share - basic                              $  0.21            $  0.19
                                                             =======            =======

Income (loss) per share - fully diluted                      $  0.20            $  0.19
                                                             =======            =======

                                                                        End of Period Balances
                                                                 (000's omitted except per share data)

                                               2004                                          2003
                                             --------        ----------------------------------------------------------------
                                             March 31        December 31       September 30         June 30          March 31
                                             --------        -----------       ------------        --------          --------
Assets                                       $891,703          $857,734          $871,780          $908,677          $856,076
Loans                                         642,407           625,945           637,745           645,525           622,015
Investment securities                         159,349           165,913           166,940           161,938           155,835
Deposits                                      678,817           629,619           656,030           684,180           652,690
Shareholders' equity                           75,440            72,923            70,776            75,144            76,512

Book value per share                            11.48             11.15             10.88             11.52             11.55
Allowance for loan losses                      11,221            11,613            12,100             9,454             9,919
Net charge-offs                                   508               476             2,315             3,161                71
Nonperforming assets *                          6,893             8,988             5,722             4,331             7,153
Allowance for loan losses as a
    percent of total loans                       1.75%             1.86%             1.90%             1.46%             1.59%
Nonperforming assets as a percent of
    total assets                                 0.77%             1.05%             0.66%             0.48%             0.84%
Net interest margin **                           3.19%             3.18%             2.97%             3.04%             3.08%

  * Loans 90 days or more past due or in nonaccrual status and other real estate ** On a Fully Taxable Equivalent basis

                                                                          Quarterly Results
                                                               (000's omitted except per share data)

Net income (loss) before taxes                  $ 2,117         $ 2,337         $(3,535)             238           1,992
Net income (loss)                                 1,380           1,571          (2,143)             285           1,281

Income (loss) per share - basic                    0.21            0.24           (0.32)            0.04            0.19
Income (loss) per share - fully diluted            0.20            0.24           (0.32)            0.04            0.19

Weighted average shares outstanding:
Basic                                             6,689           6,607           6,592            6,684           6,730
Fully diluted                                     6,887           6,795           6,780            6,873           6,905

CAPITAL BANK CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
March 31, 2004 and December 31, 2003
                                                               March 31,      December 31,
ASSETS                                                           2004            2003           Changes          % Change
------------------------------------------------------------------------------------------    ----------        ----------
                           (In thousands) (Unaudited)
Cash and due from banks:
     Interest-earning                                          $   7,460       $     569       $   6,891            1211%
     Non-interest-earning                                         23,918          21,839           2,079              10%
Federal funds sold                                                18,507           3,202          15,305             478%
Investment securities - available for sale, at fair value        159,349         165,913          (6,564)             -4%
Loans-net of unearned income and deferred fees                   642,407         625,945          16,462               3%
Allowance for loan losses                                        (11,221)        (11,613)            392              -3%
                                                               ---------       ---------       ---------       ---------
        Net loans                                                631,186         614,332          16,854               3%
                                                               ---------       ---------       ---------       ---------
Premises and equipment, net                                       14,582          14,190             392               3%
Bank owned life insurance                                          9,591           9,429             162               2%
Deposit premium and goodwill, net                                 14,465          14,530             (65)              0%
Deferred tax assets                                                5,516           6,492            (976)            -15%
Other assets                                                       7,129           7,238            (109)             -2%
                                                               ---------       ---------       ---------       ---------

            Total assets                                       $ 891,703       $ 857,734       $  33,969               4%
                                                               =========       =========       =========       =========

LIABILITIES
Deposits:
     Demand, non-interest bearing                              $  62,703       $  58,350       $   4,353               7%
     Savings, money market accounts and interest checking        207,696         200,452           7,244               4%
     Time deposits                                               408,418         370,817          37,601              10%
                                                               ---------       ---------       ---------       ---------
        Total deposits                                           678,817         629,619          49,198               8%
                                                               ---------       ---------       ---------       ---------
Repurchase agreements                                              9,922          11,014          (1,092)            -10%
Borrowings                                                        97,523         114,591         (17,068)            -15%
Trust preferred debt                                              20,620          20,620            --                 0%
Other liabilities                                                  9,381           8,967             414               5%
                                                               ---------       ---------       ---------       ---------
            Total liabilities                                    816,263         784,811          31,452               4%
                                                               ---------       ---------       ---------       ---------

STOCKHOLDERS' EQUITY
Common stock, no par value; 20,000,000 shares authorized;
     6,571,132 and 6,541,495 issued and outstanding as of
     2004 and 2003, respectively                                  67,724          67,381             343               1%
Retained earnings                                                  6,216           5,165           1,051              20%
Accumulated other comprehensive income                             1,500             377           1,123             298%
                                                               ---------       ---------       ---------       ---------
            Total stockholders' equity                            75,440          72,923           2,517               3%
                                                               ---------       ---------       ---------       ---------
            Total liabilities and stockholders' equity         $ 891,703       $ 857,734       $  33,969               4%
                                                               =========       =========       =========       =========



CAPITAL BANK CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Three Months Ended March 31, 2004 and 2003
                                                                     2004            2003          Changes         % Change
--------------------------------------------------------------------------------------------      ----------       ----------
Interest income:
     Loans and loan fees                                          $    8,471      $    8,478      $       (7)               0%
     Investment securities                                             1,718           1,628              90                6%
     Federal funds and other interest income                              42              71             (29)             -41%
                                                                  ----------      ----------      ----------       ----------
         Total interest income                                        10,231          10,177              54                1%
                                                                  ----------      ----------      ----------       ----------

Interest expense:
     Deposits                                                          2,862           3,156            (294)              -9%
     Borrowings and repurchase agreements                              1,100           1,086              14                1%
                                                                  ----------      ----------      ----------       ----------
         Total interest expense                                        3,962           4,242            (280)              -7%
                                                                  ----------      ----------      ----------       ----------
         Net interest income                                           6,269           5,935             334                6%
     Provision for loan losses                                           116             600            (484)             -81%
                                                                  ----------      ----------      ----------       ----------
         Net interest income after provision for loan losses           6,153           5,335             818               15%
                                                                  ----------      ----------      ----------       ----------

Noninterest income:
     Deposit service charges and other fees                              727             656              71               11%
     Net gain on sale of securities                                       13             251            (238)             -95%
     Mortgage origination fees                                           337           1,206            (869)             -72%
     Other noninterest income                                            524             492              32                7%
                                                                  ----------      ----------      ----------       ----------
         Total noninterest income                                      1,601           2,605          (1,004)             -39%
                                                                  ----------      ----------      ----------       ----------

Noninterest expenses:
     Salaries and employee benefits                                    2,842           3,428            (586)             -17%
     Occupancy                                                           572             532              40                8%
     Data processing                                                     322             279              43               15%
     Advertising                                                         202             191              11                6%
     Furniture and equipment                                             365             368              (3)              -1%
     Amortization of deposit premiums                                     65              74              (9)             -12%
     Other expenses                                                    1,269           1,076             193               18%
                                                                  ----------      ----------      ----------       ----------
         Total noninterest expenses                                    5,637           5,948            (311)              -5%
                                                                  ----------      ----------      ----------       ----------
            Net income before tax expense                              2,117           1,992             125                6%
     Income tax expense                                                  737             711              26                4%
                                                                  ----------      ----------      ----------       ----------

            Net income                                            $    1,380      $    1,281      $       99                8%
                                                                  ==========      ==========      ==========       ==========

Earnings per share - basic                                        $     0.21      $     0.19      $     0.02               11%
                                                                  ==========      ==========      ==========       ==========
Earnings per share - diluted                                      $     0.20      $     0.19      $     0.01                5%
                                                                  ==========      ==========      ==========       ==========

Weighted Average Shares:
Basic                                                              6,688,946       6,729,505         (40,559)              -1%
                                                                  ==========      ==========      ==========       ==========
Fully Diluted                                                      6,886,567       6,904,526         (17,959)               0%
                                                                  ==========      ==========      ==========       ==========


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

                                                        Capital Bank Corporation
                                                            Average Balances
                                                             (In thousands)

                             March 31, 2004     December 31, 2003   September 30, 2003   June 30, 2003      March 31, 2003
                             --------------     -----------------   ------------------   -------------      --------------
Total Assets                    $870,473            $873,162            $883,521            $865,174            $843,569
Investments                      163,248             164,875             160,257             153,460             149,762
Loans (Gross)                    629,264             635,871             649,240             634,821             608,738
Total Earning Assets             807,466             811,448             821,895             805,054             788,794
Deposits                         645,032             652,454             670,661             649,238             636,260
Equity                            74,479              71,884              73,853              75,727              76,551



                                                        Capital Bank Corporation
                                                          Nonperforming Assets
                                                             (In thousands)

                                        March 31, 2004            December 31, 2003           September 30, 2003
                                        --------------            -----------------           ------------------
                                                    As a                        As a                        As a
                                                 percent of                  percent of                 percent of
                                    Total       total assets     Total      total assets     Total      total assets
                                    -----       ------------     -----      ------------     -----      ------------
Commercial and
  Commercial Real Estate          $   3,339         0.37%      $   3,766       0.44%       $    2,210        0.25%
Consumer                                252         0.03%            258       0.03%              128        0.01%
Equity Lines                            326         0.04%            271       0.03%              223        0.03%
Construction                            580         0.07%          1,444       0.17%              872        0.10%
Mortgage                              1,980         0.22%          2,271       0.26%            1,626        0.19%
                                  ---------      ---------     ---------    -------        ----------     -------
  Total Nonperforming Loans           6,477         0.73%          8,010       0.93%            5,059        0.58%
Other Real Estate Owned                 416         0.05%            978       0.11%              663        0.08%
                                  ---------      ---------     ---------    -------        ----------     -------
  Total Nonperforming Assets      $   6,893         0.78%      $   8,988       1.04%       $    5,722        0.66%
                                  =========      =========     =========    =======        ==========     =======

Total Assets                      $ 891,703                    $ 857,734                   $  871,780
                                  =========                    =========                   ==========

Allowance for Loan Losses as a
  Percent of Nonperforming Loans       173%                          145%                         239%
                                   ========                     ========                    =========

  Nonperforming assets include loans that are 90 days or more past due or in nonaccrual status and other real estate owned.




                                                        Capital Bank Corporation
                                                          Nonperforming Assets
                                                             (In thousands)

                                           June 30, 2003              March 31, 2003
                                           -------------              --------------
                                                      As a                        As a
                                                   percent of                   percent of
                                       Total      total assets      Total      total assets
                                       -----      ------------      -----      ------------
Commercial and
  Commercial Real Estate             $   1,381          0.16%    $    4,272         0.51%
Consumer                                    87          0.01%            87         0.01%
Equity Lines                               183          0.02%           243         0.03%
Construction                               298          0.03%           379         0.04%
Mortgage                                 1,637          0.18%         1,284         0.15%
                                     ---------      ---------    ----------     ---------
  Total Nonperforming Loans              3,586          0.40%        6,265         0.74%
Other Real Estate Owned                    745          0.08%          888         0.10%
                                     ---------      ---------    ----------     ---------
  Total Nonperforming Assets         $   4,331          0.48%    $   7,153         0.84%
                                     =========      =========    ==========     =========

Total Assets                         $ 908,677                   $ 856,076
                                     =========                    ========

Allowance for Loan Losses as a
  Percent of Nonperforming Loans           264%                        158%
                                      ========                   =========

  Nonperforming assets include loans that are 90 days or more past due or in nonaccrual status and other real estate owned.




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